EXHIBIT 99.1

Amedisys

Home Health Services

Amedisys, Inc.

NASDAQ: AMED

September 2005

Forward Looking Statements

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its management should be considered in light of those factors.

Amedisys

Hurricane Impact Statement

The information in this presentation does not represent the impact of Hurricane Katrina which struck southeastern Louisiana and southern Mississippi on August 29, 2005. Amedisys currently operates 212 home health and hospice locations in 15 states. As of September 12, 2005, two locations in the affected area are not operational. The financial impact of the storm is currently being evaluated. The Company has affirmed its 2006 guidance.

Amedisys

Investment Highlights

Large, growing and fragmented industry

Focus on Medicare home nursing

Strong internal growth

Demonstrated ability to identify and integrate acquisitions

Proven operating model

Experienced management team

Amedisys

Management Team

William F. Borne, Chairman and Chief Executive Officer

CEO since founding the Company in 1982

Registered nurse, extensive hospital administrative and clinical experience

Larry R. Graham, President and Chief Operating Officer

Joined Amedisys in 1996; COO since 1999; President in 2004

General Health Systems; Arthur Andersen

Gregory H. Browne, Chief Financial Officer

Joined Amedisys as CFO in 2002

CEO for PeopleWorks, Ramsay Health Care, Ramsay-HMO

Amedisys

Corporate Overview

Leading provider of home nursing services

212 locations in the southern United States

Services include skilled nursing and therapy

Medicare accounts for > 90% of revenue

Hospice care accounts for ~ 7% of revenue

Amedisys

Our Locations

Largest home nursing provider in the southern United States

199 home nursing locations

13 hospice locations

1

2

3

10

6

2

53

6

13

1

33

4

21

12

7

38

August, 2005

Amedisys

Our Strategy

Focus on Medicare-eligible patients

Develop and deploy specialized nursing programs

Expand disease management capabilities

Prioritize internal growth

Select, acquire and integrate quality home care agencies

Leverage cost-efficient operating platform

Amedisys

Home Health Care Spending

Home health care is a $57.4 billion industry

Home nursing is the largest segment in the home health industry

Medicare spending for home nursing totaled $11.6 billion in 2004

Home Health Industry Expenditures ($ billions)

Infusion

Therapy

$5.3

Medicare

Home Nursing

$11.6

Home Nursing

$41.6

Home Nursing

(Commercial,

Medicaid &

Other)

$21.3

Respiratory

Therapy

$7.9

Hospice $8.7

Durable Medical

Equipment

$2.6

Source: Company Reports CMS and CIBC World Markets Corp. estimates

Amedisys

Home Nursing Market

Industry is highly fragmented

7,500 Medicare-certified nursing agencies

Most are single site or small regional providers:

Independently-owned agencies

Visiting nurse associations

Facility- and hospital-based agencies

Publicly-owned providers account for less than 7% of the home nursing market

Amedisys

Industry Growth Drivers

Trend from inpatient to home-based care:

Patient preference

Payor incentives

Technology advancements

Demographics – aging population

Increased prevalence of chronic and co-morbid conditions

Amedisys

Internal Growth

Strong recent internal growth in Medicare admissions

Approximately 20% for 2005 YTD

Internal growth being driven by:

Overall industry growth

Expanded and more effective sales force

Comprehensive range of clinical programs

Enhanced referral source education efforts

Increased focus on start-ups

Amedisys

Acquisition Strategy

Disciplined approach

Acquisition criteria:

Defined pricing objectives

Targeted geographic profile

Compatible payor mix

Consistent clinical metrics

Expandable referral base

Opportunities for internal growth

Target hospital-based and multi-site agencies

Amedisys

Acquisition…Housecall Medical Resources

Transaction Summary

$ in Millions

Purchase Price

$106.4

TTM Revenue

$103.0

TTM Adjusted EBITDA

$11.5

Estimated Synergies

$6.5

Transition Timetable

180 days

Amedisys

Acquisition…Housecall Medical Resources

Locations

1

4

2

30

29

Amedisys

Recent Acquisitions

Date

August 2005

August 2005

July 2005

May 2005

March 2005

February 2005

December 2004

October 2004

September 2004

June 2004

March/May 2004

April 2004

November 2003

August 2003

July 2003

Prior Ownership

SpectraCare Home Health Services

NCare

Housecall Medical Resources

Covington County Hospital

Baltimore/Washington Medical Center

Winyah Health Care Group

In Home Care

Winyah Health Care Group

Freedom Home Health

River Region (Triad)

Tenet Healthcare

Hillcrest Medical Center

St. Lukes Episcopal

Metro Home Health

Crawford Memorial (HMA)

Locations

9

2

66**

1

1

10

1

1

3

1

12*

1

1

6

1

Location

KY, IN, OH, TN

Virginia

TN, FL, KY, VA, IN

Mississippi

Maryland

South Carolina

North Carolina

Georgia

Virginia

Mississippi

Southern States

Oklahoma

Texas

Louisiana

Arkansas

*Includes two hospice locations **Includes nine hospice locations

Amedisys

Investments in Technology

Strategic advantages from technology

Standardized processes:

Automated review of assessment forms

Automatic scheduling

Web-based HR and payroll system

Centralized management of clinical oversight/utilization

Real time episode analysis

Daily/weekly review of quality indicators

Executive information system

Point of care trial currently underway

Amedisys

Comprehensive Compliance Program

Local Level

Clinical Nurse Review of Assessments

Standardized Care Plans

Physician Review/Approval

Monthly Audits

Regional Level

Unannounced Compliance & Billing Audits

Regional Directors Resolve Errors

Corporate Level

Semiannual Clinical/Compliance Reviews

Compliance Review of Metric Variances

Compliance Manager Site Visits

Compliance Training for all Employees

Compliance Concerns Hotline

Annual Sarbanes-Oxley Audit

Amedisys

Medicare Prospective Payment System

Implemented in October 2000

Base payment for 60-day episode of care

Adjusted for patient acuity and market factors

Reviewed and updated annually

Encourages efficient delivery of care

Amedisys

Medicare Reimbursement Outlook

Expect 2.5% market basket increase in 2006

MSA-based wage index

Other considerations:

Annual changes to base episode rate

Case mix weighting

Therapy threshold

Amedisys

Financial Highlights

Increasing revenue

Expanded margins

Strong cash flow

EPS growth

Solid balance sheet

Amedisys

Annual Financial Results

2003

2004

Net revenue

$142.5

$227.1

Year-over-year growth (1)

9.2%

59.4%

Gross margin

$83.9

$131.0

Percentage of revenue

58.9%

57.7%

Operating income

$14.3

$33.4

Percentage of revenue

10.1%

14.7%

EBITDA

$17.5

$37.5

Percentage of revenue

12.3%

16.5%

Fully-diluted EPS

$0.83

$1.51

Year-over-year growth (1)

40.7%

81.9%

$ millions, except per share data

(1) 2003 growth based on adjusted 2002 results that exclude nonrecurring and one-time charges

EBITDA is net income before provision for income taxes, interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.

Amedisys

Current Financial Results

Six Months Ended

6/30/04

6/30/05

Three Months Ended

6/30/04

6/30/05

Net revenue

$104.2

$150.5

$ 80.1

$56.9

Quarter-over-Quarter growth

76.7%

40.8%

44.4%

64.6%

Gross margin

$33.3

$89.0

$61.1

$47.0

Percentage of revenue

58.5%

59.1%

58.6%

58.7%

Operating income

$8.1

$24.2

$15.0

$12.7

Percentage of revenue

14.2%

16.7%

14.4%

15.9%

EBITDA

$14.8

$9.0

$ 28.0

$16.9

Percentage of revenue

18.5%

15.8%

16.2%

18.6%

Fully-diluted EPS

$0.39

$0.95

$0.72

$0.50

Quarter-over-Quarter growth

157.1%

28.2%

31.9%

143.8%

$ millions, except per share data

EBITDA is net income before provision for income taxes, interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.

Amedisys

Net Revenue

Revenue of $80.1 million in 2Q 2005

Quarter-over-quarter increase of 41%

Internal and external volume growth

Expanded sales force and market share gains

Deployment of specialty programs

Favorable pricing trends

Year-Over-Year Revenue

($ millions)

$250

$200

$150

$100

$50

$0

2003

2002

2001

2004

Quarterly Revenue

($ millions)

$100

$80

$60

2004

2005

$40

$20

$0

Q3

Q2

Q1

Q4

Amedisys

EBITDA

EBITDA of $14.8 million in 2Q 2005

Quarter-over-quarter increase of 64%

Increased operating leverage

Economies of scale

Year-Over-Year EBITDA

($ millions)

$40

$30

$20

$10

$0

2003

2002

2001

2004

Quarterly EBITDA

($ millions)

$20

2004

2005

$10

$0

Q3

Q2

Q1

Q4

*Results exclude nonrecurring and one-time charges

EBITDA is net income before provision for income taxes, interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.

Amedisys

Earnings Per Share

Fully-diluted EPS of $0.50 for 2Q 2005

Quarter-over-quarter increase of 28%

Fully diluted EPS of $.95 for 6 months ended 6/30/05

Period-over-period increase of 32%

Year-Over-Year EPS

$1.60

$1.40

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

2003

2002*

2001*

2004

Quarterly EPS

$0.60

$0.50

$0.40

2004

$0.30

2005

$0.20

$0.10

$0.00

Q3

Q2

Q1

Q4

*Results exclude nonrecurring and one-time charges

Amedisys

Capitalization Summary

June 30, 2005

Cash and cash equivalents

$72,100

Total debt and capital lease obligations

5,800

Total stockholders’ equity

169,600

Total capitalization

$175,400

$ in thousands

Amedisys

Guidance

FY 20051

FY 20062

Net Revenue

$500 million

$370 million

Diluted EPS

$2.52-$2.64

$1.95-$2.01

Diluted Shares

16.3 million

16.0 million

1 Prior to Impact of Hurricane Katrina

2 Includes SpectraCare Acquisition

September 15, 2005

Amedisys

Investment Highlights

Large, growing and fragmented industry

Focus on Medicare home nursing

Strong internal growth

Demonstrated ability to identify and integrate acquisitions

Proven operating model

Experienced management team

Amedisys

Amedisys

Home Health Services

Amedisys

29